UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  July 15, 1996
                Date of Report (Date of earliest event reported)


                            ANALYTICAL SURVEYS, INC.
             (Exact name of registrant as specified in its charter)

                                    COLORADO
                            (State of incorporation)

                                                                0-13111
                            (Commission File Number)

                                                              084-846389
                        (IRS Employer Identification No.)

                               1935 Jamboree Drive
                        Colorado Springs, Colorado 80920
                    (Address of principal executive offices)

                                                            (719)-593-0093
                         (Registrant's telephone number)


Item 2.  Acquisition or Disposition of Assets

Analytical Surveys, Inc. (the "Company") through its wholly owned subsidiary, ASI Landmark, Inc. acquired substantially all of the net assets of Westinghouse Landmark GIS, Inc., 1903 North Harrison Avenue, Cary, North Carolina on July 15, 1996.

All of the operating assets, including accounts receivable, unbilled revenue, prepaid expenses, furniture, fixtures and equipment, leasehold improvements and goodwill used in the conduct of its sole business as a data conversion company in the geographic information systems industry were acquired, net of selected current liabilities assumed. Those current liabilities assumed included billings in excess of costs and revenues, trade accounts payable and accrued payroll and benefits. The Company also assumed certain contingent liabilities primarily in the form of potential warranty claims under current contracts in process and those completed by Westinghouse Landmark GIS, Inc. in the last year. Past warranty claims have not been significant in either the Company's operations nor those of Westinghouse Landmark GIS, Inc. and management does not believe they will be significant in the future.

The consideration paid for the net assets acquired consisted of cash in the amount of $1,930,000.

The assets and liabilities were acquired from Westinghouse Landmark GIS, Inc., a wholly owned subsidiary of Westinghouse Electric Corporation. Prior to this transaction, there was no material relationship between the Company or any of its affiliates, officers or directors and Westinghouse Electric Corporation or any of its affiliates, officers or directors.

Substantially all of the cash consideration paid was provided by a term loan from Bank One Colorado (the "Bank") in the amount of $1,900,000, payable over a four year period with interest at floating rate of .50% over the Bank's prime lending rate.

The net assets acquired were used by the seller in its data conversion business which included digital mapping, facilities management and geographic information systems. The Company intends to continue to operate the business in the same general manner and in the same location.

Item 5.  Press Release

The following press release was issued on July 15, 1996:


              ANALYTICAL SURVEYS ACQUIRES WESTINGHOUSE LANDMARK GIS

                  Acquisition Adds Strategic Business Presence
           In Eastern United States While Expanding Key Customer Base

COLORADO SPRINGS, Colorado - - Analytical Surveys Inc., (ASI) (Nasdaq National Market-ANLT), a leading provider of digital mapping and Geographic Information Systems (GIS) database services, today announced it has acquired the net assets and selected liabilities of Westinghouse Landmark GIS, Inc. for $1,930,000 in cash. ASI purchased the Cary, N.C.-based company from Westinghouse Electric Corporation. Westinghouse Landmark will change its name to ASI Landmark and will operate as a wholly owned subsidiary of ASI.

Landmark,   which  reported  revenue  of  approximately  $6.4  million  and  was profitable in 1995, adds to ASI's backlog and brings more than 100 people to its employee base. ASI's backlog now stands at more than $32 million.

Landmark specializes in deeds research tax mapping, or parcel mapping, which involves the construction of maps based on legal descriptions contained in deeds. In addition to expanding ASI's parcel mapping capabilities, Landmark will augment ASI's planimetric, topographic and orthophoto-based mapping capacity.

Landmark's customer base, which consists primarily of large municipal and local governments, significantly enhances ASI's presence in the eastern United States. Landmark customers include the state of Connecticut, the county of Baltimore, Charleston County, N.C., and the cities of Raleigh and Durham, N.C. among others.

"This acquisition will contribute significantly to ASI and strengthens our position as one of the nation's leading full-service GIS providers," said Sid Corder, president and CEO of ASI. "We are pleased to add Landmark's very talented staff to the ASI team and look forward to capitalizing on this new tax mapping component of our business."

Corder said Jeff Armstrong, who has been president of Westinghouse Landmark GIS since 1990, will serve as president and chief operating officer of ASI's new subsidiary. Corder added that Landmark will maintain its headquarters in Cary, N.C.

Landmark represents ASI's second major acquisition in fiscal 1996. In December, the Company purchased Wisconsin-based Intelligraphics International. The Intelligraphics acquisition has contributed significantly to ASI's sales performance and is having an earlier-than-expected positive impact on bottom line performance.

Analytical Surveys is America's technology leader in providing data conversion services and products for municipal, utility, government and commercial customers. ASI specializes in converting paper based maps, aerial photography and other information formats into digital form using technologies such as photogrammetry and digital orthophotography. The resulting digital mapping systems allow ASI's customers to easily access, analyze and make alterations to GIS data on computers.

                                                                 ####

                                    CONTACTS:
Analytical Surveys, Inc.                         Pfeiffer Public Relations, Inc.
Scott Benger                                     Geoff High
Senior Vice President - Finance                  303/393-7044
719/593-0093

Item 7.  Financial Statements and Exhibits

(a)  Financial statements of business acquired


                          Independent Auditors' Report


The Board of Directors
Westinghouse Landmark GIS, Inc.:


We have audited the accompanying balance sheet of Westinghouse Landmark GIS, Inc. (wholly owned by Westinghouse Electric Corporation) as of December 9, 1995, and the related statements of operations, stockholder's equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Westinghouse Landmark GIS, Inc. as of December 9, 1995, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.


KPMG Peat Marwick LLP



Denver, Colorado
June 5, 1996

WESTINGHOUSE LANDMARK GIS, INC.
(Wholly Owned By Westinghouse Electric Corporation)

Balance Sheet

December 9, 1995

(Amounts In Thousands, Except Shares)



Assets

Current assets:
    Cash                                                                $    29
    Accounts receivable, less allowance for doubtful accounts
       of $35 (note 2)                                                    1,478
    Revenue in excess of billings, net (note 2)                             503
    Inventory, net                                                           18
    Prepaid expenses and other                                              128
                                                                          -----

              Total current assets                                        2,156

Equipment and leasehold improvements, less accumulated
    depreciation and amortization (note 3)                                  718
                                                                          -----

              Total assets                                              $ 2,874
                                                                          =====

Liabilities and Stockholder's Equity

Current liabilities:
    Accounts payable                                                    $   302
    Accrued compensation payable                                            196
    Billings in excess of costs and revenue (note 2)                        413
                                                                          -----

              Total current liabilities                                     911

Stockholder's equity:
    Common stock, $1 par value; 1,000 shares authorized,
       issued, and outstanding                                                1
    Additional paid-in capital                                            3,948
    Accumulated deficit                                                    (485)
    Distributions to parent, net                                         (1,501)
                                                                          -----

              Total stockholder's equity                                  1,963

Commitments (note 6)

              Total liabilities and stockholder's equity                $ 2,874
                                                                          =====


See accompanying notes to financial statements.

WESTINGHOUSE LANDMARK GIS, INC.
(Wholly Owned By Westinghouse Electric Corporation)

Statement of Operations

Year Ended December 9, 1995

(Amounts In Thousands)



Revenue (note 4)                                                        $ 6,374

Costs of revenue (note 4)                                                 5,279
                                                                          -----

              Gross margin                                                1,095

Operating expenses:
    Selling, general and administrative                                     984
    Corporate allocations (note 4)                                           19
    Loss on sale of equipment                                                24
                                                                          -----

              Total operating expenses                                    1,027

              Net earnings                                              $    68
                                                                          =====


See accompanying notes to financial statements.



         WESTINGHOUSE LANDMARK GIS, INC.
         (Wholly Owned By Westinghouse Electric Corporation

         Statement of Stockholder's Equity

         December 9, 1995

         (Amounts In Thousands)


                              Common  Additional  Accumu-  Distributions
                               stock    paid in   lated     to parent,   Total
                                        capital   deficit     net

Balances at December 10, 1994   $ 1       3,948     (553)     (2,574)      822

Transactions with parent, net     -                             1,073    1,073
Net earnings                      -                   68           -        68
                                  -       ------     ---      ------     -----

Balances at December 9, 1995    $ 1       3,948     (485)     (1,501)    1,963
                                  =       =====     =====      =====     =====


         See accompanying notes to financial statements.

WESTINGHOUSE LANDMARK GIS, INC.
(Wholly Owned By Westinghouse Electric Corporation)

Statement of Cash Flows

Year Ended December 9, 1995

(Amounts In Thousands)

Cash flows from operating activities:
    Net earnings                                                                                          $   68
    Adjustments to reconcile net earnings to net
       cash used by operating activities:
          Depreciation and amortization expense                                                              306
          Loss on sale of equipment                                                                           24
          Provision for inventory obsolescence                                                                18
    Changes in operating assets and liabilities:
       Accounts receivable                                                                                  (165)
       Revenue in excess of billings                                                                         (49)
       Inventory                                                                                              27
       Prepaid expenses and other assets                                                                     (67)
       Accounts payable                                                                                      136
       Accrued compensation payable                                                                            1
       Billings in excess of revenue                                                                      (1,017)
                                                                                                           -----

              Net cash used by operating activities                                                         (718)
                                                                                                           -----

Cash flows from investing activities:
    Capital expenditures                                                                                    (344)
    Proceeds from sale of assets                                                                              13

              Net cash used by investing activities                                                         (331)
                                                                                                           -----

Cash flows from financing activities - change in distributions to parent                                   1,073
                                                                                                           -----

              Net increase in cash                                                                            24

Cash at beginning of year                                                                                      5

Cash at end of year                                                                                      $    29
                                                                                                           =====

See accompanying notes to financial statements

WESTINGHOUSE LANDMARK GIS, INC.
(Wholly Owned By Westinghouse Electric Corporation)

Notes to Financial Statements

December 9, 1995



(1)    Summary of Significant Accounting Policies

       (a)    Business and Basis of Presentation

              Westinghouse Landmark GIS, Inc. (the Company), is a 100% owned subsidiary of Westinghouse Electric Corporation (the Parent). The Company specializes in large city and county wide digital mapping projects with an emphasis an Geographic Information Systems (GIS) implementation. The Company's products and services include Aerial Photography, Ground Control Surveys, Analytical Aerial Triangulation, Topographic Mapping, Planimetric Mapping, Cadastral Mapping, Digital Conversion of Cadastral Maps, Orthophoto Base Mapping, Data Conversation of Utility Features and other GIS layers, Global Position Satellite (GPS) Control, GIS Hardware/Software System Implementation, E911 and Digital Centerline projects.

              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

              The Company's year-end for financial reporting purposes is based on ten four-week periods and two six-week periods and ended on December 9 for fiscal 1995.

       (b)    Revenue Recognition

              The Company recognizes revenue on the percentage of completion basis using the cost-to-cost method, whereby the percentage complete is based on costs incurred to date in relation to total estimated costs. All costs related to revenue are expensed as incurred. The Company does not combine contracts for purposes of recognizing revenue.

              Revenue in excess of billings represents work completed but not billed. The Company bills customers based upon the terms included in the contract, which generally provides for progress billings or billings upon delivery. When billed, such amounts are recorded as accounts receivable. Billings in excess of costs and revenue represent amounts billed to customers in excess of costs and revenue incurred and are recorded as a liability.

              The Company recognizes losses on contracts in the period such losses are determined. The Company does not believe warranty obligations on completed contracts are significant.

WESTINGHOUSE LANDMARK GIS, INC.
(Wholly Owned By Westinghouse Electric Corporation)

Notes to Financial Statements, Continued



(1)    Summary of Significant Accounting Policies (continued)

       (c)    Equipment and Leasehold Improvements

              Equipment  and  leasehold   improvements  are  recorded  at  cost.
              Depreciation and amortization are provided using the straight-line method over the following estimated lives:
                                                                        Years

                           Computer equipment                             5
                           Machinery and equipment                        8
                           Furniture and fixtures                        5-10
                           Leasehold improvements                         3
                           Aircraft and vehicles                         3-10

              Maintenance, repairs, and renewals which neither add to the value of the asset nor extend its useful life are charged to operations as incurred.

       (d)    Inventory

              Inventory, consisting principally of materials and supplies, is recorded at the lower of first-in, first-out cost or market.

       (e)    Income Taxes

              The  Company's   results  of   operations   are  included  in  the
              consolidated income tax returns of the Parent.

              The Company and the Parent account for income taxes under the provisions of Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes (Statement 109) on a separate return basis. Under the asset and liability method of Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. The net deferred tax asset related primarily to the Company's net operating loss carryforwards has been fully reserved in the accompanying financial statements.

              No income tax expense was allocated to the Company by the Parent in 1995 due to net operating losses incurred by the Company in prior years, the benefit of which had been recognized by the Parent in prior years' consolidated income tax returns. Any income tax receivables or payables are included in distributions to parent in the accompanying financial statements.

WESTINGHOUSE LANDMARK GIS, INC.
(Wholly Owned By Westinghouse Electric Corporation)

Notes to Financial Statements, Continued



       (f)    Distributions to Parent

              Distributions to parent represents the balance of cumulative transactions with the Parent, and has been presented as a component of stockholder's equity in the accompanying financial statements, as such amounts are not expected to be received from the Parent in the foreseeable future.

       (g)    Corporate Allocations

              Corporate allocations represent actual charges from the Parent for costs incurred by the Parent and allocated among its various subsidiaries.

(2)    Accounts Receivable, Revenue in Excess of Billings and
       Billings in Excess of Costs and Revenue

       Accounts receivable include retainages of approximately $274,000, which have been billed, but are not due until completion of contracts, or portions thereof, and acceptance by customers.

       At December 9, 1995 the range of time to complete contracts in process was one to thirty months. The Company expects to collect substantially all related accounts receivable and revenue in excess of billings within one year.

       The following tables summarize contracts in process at December 9, 1995 (in thousands):

                           Costs incurred on uncompleted      contracts
                                                                       $  7,889
                           Estimated earnings                             2,234
                                                                         10,123
                           Less billings to date                        (10,033)

                                                                       $     90

         The above balance is included in the accompanying balance sheet as follows (in thousands):

             Revenue in excess of billings, net of allowance
                  for estimated losses of $330                            $ 503
             Billings in excess of costs and revenue                       (413)

                                                                          $  90

WESTINGHOUSE LANDMARK GIS, INC.
(Wholly Owned By Westinghouse Electric Corporation)

Notes to Financial Statements, Continued



(3)    Equipment and Leasehold Improvements

       Equipment and leasehold improvements consist of the following (in thousands):

                Machinery and equipment                                 $ 1,122
                Aircraft and related assets                                 189
                Vehicles                                                     12
                Computer equipment                                        1,258
                Furniture and fixtures                                       76
                Leasehold improvements                                       14
                                                                          -----
                                                                          2,671
                              Less accumulated depreciation
                                 and amortization                        (1,953)

                              Net equipment and leasehold improvements  $   718
                                                                          =====

(4)    Related Party Transactions

       The Company performs services for companies affiliated with the Parent and incurs costs to certain of those affiliates. Certain costs are also allocated to the Company by the Parent, as discussed in note 1.

       The following is a summary of related party transactions included in the accompanying financial statements (in thousands):

                  Revenue from affiliates                                 $ 260
                                                                            ===

                  Cost of revenue paid to affiliates                      $ 260
                                                                            ===
                  Corporate allocations from Parent                       $  19
                                                                            ===

       During 1995, the Company sold substantially all of the assets of its Dominican Republic production facility to an affiliate of the Parent for approximately $13,000, and recognized a gain on the transaction of approximately $6,000. Total costs charged to operations in 1995 relating to the closing of the facility were approximately $107,000, which consisted of severance pay, lease termination costs and other items.

(5)    Employee Benefit Plan

       The  Company  has a defined  contribution  employee  benefit  plan  under
       Section 401(k) of the Internal Revenue Code, in which substantially all employees are eligible to participate. The plan provides for 50% employer matching contributions up to 6% of an employee's gross compensation. Company contributions to the plan totaled approximately $52,000 during 1995.

WESTINGHOUSE LANDMARK GIS, INC.
(Wholly Owned By Westinghouse Electric Corporation)

Notes to Financial Statements, Continued



(6)    Commitments and Contingencies

       The Company leases its facilities and certain equipment under operating leases. The following is a summary of future minimum rental payments due under all noncancelable operating leases with terms of one year or more at December 9, 1995 (in thousands):

                  Year:
                      1996                                              $   417
                      1997                                                  314
                      1998                                                  231
                      1999                                                  157
                      2000                                                   39
                                                                          -----

                                                                        $ 1,158

       Rent expense totaled $454,000 in 1995.

(7)    Concentrations of Credit Risk and Significant Customers

       Financial instruments which potentially expose the Company to concentrations of credit risk, as defined by Financial Accounting Standards Board's Statement No. 105, Disclosure of Information about Financial Instruments with Off-Balance-Sheet Risk, consist primarily of accounts receivable with the Company's various customers.

       The Company's accounts receivable are due from a variety of organizations throughout the United States. The Company provides for uncollectible accounts when recognized and when specific credit problems arise. Management's estimates of doubtful accounts have been adequate in prior years, and management believes that all significant credit risks have been identified and provided for as of December 9, 1995.

       Historically, the Company's customers have included cities, counties, engineering companies, utility companies, and federal government agencies. Historically, over 90% of the Company's revenue has been derived from state and local government contracts. During the year ended December 9, 1995, 29% of revenue related to two significant customers.

End of Item 7(a) Financial Statements of business acquired.

Item 7 Financial Statements and Exhibits continued.

(b)  Proforma financial information

It is impractical for the registrant to provide the required proforma financial information in time for inclusion in the initial filing of this report on Form 8-K. The required proforma financial information will be provided by an amendment to this report on Form 8-K as soon as practical which is expected to be within 60 days.

(c) Exhibits

2. Plan of acquisition, reorganization, arrangement, liquidation or succession:

         2.1 Asset Purchase Agreement dated July 15, 1996 between ASI Landmark, Inc., a wholly owned subsidiary of Analytical Surveys, Inc., (buyer) and Westinghouse Landmark GIS, Inc. (seller).






                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            Analytical Surveys, Inc.

                             by: /s/ Scott C. Benger
                                                     Secretary/ Treasurer